Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO

RULE 13A-14(A)/15D-14(A) OF THE SECURITIES EXCHANGE ACT

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ron Shelton, certify that:

1. I have reviewed this Annual Report on Form 10-K/A of Adesto Technologies Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2020

By:	/s/ Ron Shelton
Ron Shelton Chief Financial Officer
(Principal Financial Officer)